UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                February 27, 2008

                        TRUMP ENTERTAINMENT RESORTS, INC.
                    TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP
                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
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           (Exact Name of Registrants as Specified in Their Charters)


                                    Delaware
                                    Delaware
                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                 1-13794                              13-3818402
                33-90786                              13-3818407
               33-90786-01                            13-3818405
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        (Commission File Number)           (IRS Employer Identification No.)

  15 South Pennsylvania Avenue
  Atlantic City, New Jersey                                        08401
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  (Address of Principal Executive Offices)                       (Zip Code)


                                  609-449-6515
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS

On February 27, 2008, Mark Juliano, the Chief Executive Officer of Trump Entertainment Resorts, Inc. (the "Company"), was appointed to the Company's Board of Directors. Mr. Juliano will serve in the class of directors whose term expires at the Company's 2010 annual meeting of stockholders. Mr. Juliano was appointed to fill a new directorship created by the Company's Board of Directors.

On February 27, 2008, the Compensation Committee of the Company's Board of Directors increased Mr. Juliano's annual salary for his service as Chief Executive Officer from $800,000 to $850,000 and awarded him 200,000 shares of restricted stock. The restricted stock will vest in one-third increments on each of February 27, 2009, 2010 and 2011.























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






      Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 4, 2008


                                     TRUMP ENTERTAINMENT RESORTS, INC.


                                     By:   /s/  Robert M. Pickus
                                         ------------------------------
                                     Name:  Robert M. Pickus
                                     Title: Chief Administrative Officer and
                                            General Counsel



                                     TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.


                                     By:   /s/  Robert M. Pickus
                                         ------------------------------
                                     Name:  Robert M. Pickus
                                     Title: Chief Administrative Officer and
                                            General Counsel


                                     TRUMP ENTERTAINMENT RESORTS FUNDING, INC.


                                     By:   /s/  Robert M. Pickus
                                         ------------------------------
                                     Name:  Robert M. Pickus
                                     Title: Chief Administrative Officer and
                                            General Counsel











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